UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 27, 2003

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure

On June 27, 2003, Seagate Technology filed a registration statement on Form S-1 with the Securities and Exchange Commission and made certain disclosures in the registration statement as reflected in the press release attached to this report as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

The following is furnished as an exhibit to this report:

99.1    Press Release, dated as of June 27, 2003, issued by Seagate Technology

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: June 27, 2003	By:	/S/ WILLIAM L. HUDSON

		Name: Title:	William L. Hudson Executive Vice President, General Counsel and Secretary